UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2020

RESOLUTE FOREST PRODUCTS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33776	98-0526415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Resolute Forest Products Inc.

111 Robert-Bourassa Blvd., Suite 5000

Montreal, Quebec, Canada H3C 2M1

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (514) 875-2160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of class)	(Trading Symbol)	(Name of exchange on which registered)
Common Stock, par value $0.001 per share	RFP	New York Stock Exchange Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On May 12, 2020, the stockholders of Resolute Forest Products approved the First Amendment to the Resolute Forest Products 2019 Equity Incentive Plan (or the “First Amendment to the 2019 Incentive Plan”) at the Company’s 2020 Annual Meeting of Stockholders to increase the number of shares of common stock available for issuance under the plan by 2,300,000 for a total of 5,300,000, and add a minimum vesting schedule of one year for all stock-settled awards granted under the 2019 Incentive Plan. The Company’s Board of Directors previously adopted the First Amendment to the 2019 Incentive Plan on March 23, 2020, subject to shareholder approval.

A more detailed description of the First Amendment to the 2019 Incentive Plan was included in the Company’s Proxy Statement dated April 2, 2020 (the “Proxy Statement”), under the caption “Management Proposals – Item 4: Vote to Approve the First Amendment to the Resolute Forest Products 2019 Equity Incentive Plan.”

The foregoing and the summary of the First Amendment to the 2019 Incentive Plan in the Proxy Statement are not complete summaries of the terms of the First Amendment to the 2019 Incentive Plan and are qualified by reference to the full text of the First Amendment to the 2019 Incentive Plan, which was attached as Appendix A to the Proxy Statement and is attached hereto as Exhibit 10.4 and incorporated by reference.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

(a)	Resolute Forest Products Inc. held its annual meeting of stockholders on May 12, 2020.

(b)	The stockholders:

•	elected each of the seven director nominees listed below to hold office until the 2021 annual meeting of stockholders, or until his or her successor has been elected and qualified;

•	ratified the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the 2020 fiscal year;

•	adopted a non-binding resolution approving executive compensation; and

•	approved the First Amendment to the Resolute Forest Products 2019 Equity Incentive Plan.

1.	Vote on the election of directors:

	For	Against	Abstain	Broker non-votes
Randall C. Benson	70,113,685	1,318,929	35,410	5,312,821
Suzanne Blanchet	70,513,477	936,628	17,919	5,312,821
Jennifer C. Dolan	70,397,305	1,050,752	19,967	5,312,821
Yves Laflamme	70,528,217	924,054	15,753	5,312,821
Bradley P. Martin	70,153,732	1,280,482	33,810	5,312,821
Alain Rhéaume	69,915,929	1,528,201	23,894	5,312,821
Michael S. Rousseau	70,141,677	1,305,731	20,616	5,312,821

2. Vote on the ratification of the appointment of PricewaterhouseCoopers LLP:

For	76,075,729
Against	683,916
Abstain	21,200
Broker non-votes	0

3.	Advisory vote to approve executive compensation:

For	65,516,174
Against	5,880,233
Abstain	71,616
Broker non-votes	5,312,822

4.	Approval of the company’s First Amendment to the 2019 Equity Incentive Plan and its material terms:

For	70,316,249
Against	1,114,199
Abstain	37,575
Broker non-votes	5,312,822

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

10.4	First Amendment to the Resolute Forest Products 2019 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOLUTE FOREST PRODUCTS INC.

Date: May 12, 2020	By:	/s/ Jacques P. Vachon
		Name:	Jacques P. Vachon
		Title:	Senior Vice President and Chief Legal Officer